Exhibit 99.15

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Bank of America, N.A. The review included a total of 850 newly originated residential mortgage loans, in connection with the securitization identified as CIM 2021-INV1 (the “Securitization”). The review began on March 1, 2021, and concluded in July 1, 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted blow, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Recalculation of APR and Finance Charge
b.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions

c.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures:
i.	Right to Receive Copy of Appraisal

d.	National Flood Insurance Program (NFIP) Review:
i.	Adherence to flood insurance coverage
ii.	Identification of flood zones
iii.	Evidence of adequate coverage amounts

e.	Fair Credit Reporting Act (FCRA)
f.	Home Mortgage Disclosure Act (HMDA)
g.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (850 loans in total):

784 loans had an AVM and 347 loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator or Consolidated Analytics.

If a loan with an AVM fell outside of a +/-10% tolerance, the AVM confidence score was < 80, the AVM was inconclusive, or a PIW was present, then a Desktop Review, Field Review or an exterior appraisal was completed.

Four loans had a Field Review of which all supported origination value within 10% and 2055s were provided for six loans to support value at origination.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 850 mortgage loans reviewed, 216 unique mortgage loans (by loan count) had a total of 231 different tape discrepancies across two data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
UW FICO Utilized	45	19.48%
Original CLTV	186	80.52%
Grand Total	231	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 92% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	782	$284,717,578	92%
Event Grade B	68	$24,759,025	8%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	850	$308,951,603	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	839	98.71%
Event Grade B	11	1.29%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	850	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	805	94.71%
Event Grade B	45	5.29%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	850	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	835	98.24%
Event Grade B	15	1.76%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	850	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Servicing Comments are Missing	834
		HMDA Data Tape Not Provided	820
		Property is located in a FEMA disaster area	163
		Initial Loan Application is Missing	111
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	65
		Fraud Report Missing	49
		DTI Exceeds AUS Maximum Allowable	47
		Borrower Liabilities Verification Indicator is Partial	46
		Borrower Income Verification does not match Approval	44
		Asset Documents are Incomplete	39
		HMDA Discrepancy(s) Noted	38
		Insufficient cash to close.	33
		Borrower Employment Verification does not meet guidelines	32
		Final Loan Application is Missing	28
		Borrower Asset Verification is Missing	26
		Hazard Insurance Coverage is Not Sufficient.	25
		Hazard Insurance Effective Date is after the Note Date	15
		CoBorrower Income Verification does not match Approval	13
		Borrower Income Verification Level is Missing	11
		Final Loan Application is Not Executed	11
		HAZARD INSURANCE CERTIFICATE MISSING	11
		Borrower Employment Verification Level is missing	10
		CoBorrower Employment Verification does not meet guidelines	10
		Initial Credit Application is Not Executed	10
		Hazard Insurance Indicator is Partial	9
		Title Policy is Missing	9
		AUS is Partial	7
		CLTV Exceeds the AUS Maximum Allowable	7
		CoBorrower Asset Verification is Missing	7
		LTV Exceeds AUS Maximum Allowable	7

Balance Sheet Does Not Meet Guidelines	6
Transmittal Summary is Missing	6
Appraisal date is greater than 120 days from Origination date.	5
CoBorrower Employment Verification Level is Missing	5
Final Loan Application is Partial	5
Liquid Reserves (Months) are less than AUS Minimum Required.	5
Borrower Income Verification is less than 12 months	4
Co-Borrower residency documentation not provided or issue with documentation	4
FICO is less than the AUS Minimum Required	4
Fraud Report Shows Uncleared Alerts	4
Hazard Insurance Coverage is Not Sufficient	4
Note Document Indicator is Missing	4
AUS is Missing	3
Borrower Credit Report is Missing	3
Borrower Liabilities Verificiation Indicator is Missing	3
CoBorrower Income Verification is Missing	3
CoBorrower Liabiliities Verified Indicator is Missing	3
Condo Approval Missing	3
Flood Certificate is Missing	3
Housing history does not meet guidelines	3
Signed 4506t is missing	3
Executed HELOC closure letter not provided.	2
Fraud Report is Only Partially Available	2
Note Document Indicator is Partial	2
Profit and Loss Does Not Meet Guidelines	2
Borrower 2 Income Verification is less than 12 months	1
Borrower 2 is missing signed 4506t.	1
Borrower Asset Verification is Unknown	1
Borrower Employment Verification is Unavailable	1
Borrower residency documentation not provided or issue with documentation	1
Borrower Transcript is Partial	1
Borrower Transcripts are missing	1
CoBorrower Credit Report is Missing	1
Downpayment Source is Unavailable	1
Flood Insurance Policy is Missing	1
Fully Executed Purchase Contract is Missing	1
Note is not executed by all borrowers	1
OFAC Check was not completed/Cleared.	1
Servicing Comments list impact to the borrowers related to COVID-19.	1
Title Policty is Partial	1

		Transmittal Summary is Partial	1
		Total Credit Grade (A) Exceptions:	2644
	B	DTI Exceeds AUS Maximum Allowable	8
		Hazard Insurance Effective Date is after the Note Date	2
		Signed 4506t is missing	1
		Total Credit Grade (B) Exceptions:	11
Compliance	A	Charges That Cannot Increase Test	43
		Reimbursement Amount Test	37
		Consummation or Reimbursement Date Validation Test	34
		ATR/QM Status is Pending	26
		Charges That In Total Cannot Increase More Than 10% Test	25
		Missing Taxpayer First Act Disclosure	23
		Initial Loan Estimate Delivery Date Test (from application)	18
		Initial Closing Disclosure Delivery Date Test	14
		Evidence of Rate Lock Not Provided	8
		Security Instrument Indicator is Missing	7
		Written List of Service Providers Disclosure Date Test	7
		eSigned Documents Consent is Missing	6
		Lender Credits That Cannot Decrease Test	6
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	5
		Initial Loan Estimate Delivery Date Finding (prior to consummation)	4
		Security Instrument Indicator is Partial	4
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	3
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	3
		TRID Post-Consummation Reason for Redisclosure Validation Test	3
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	3
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6)).	2
		The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	2
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	2
		Initial Loan Estimate Delivery Date Test (prior to consummation)	1
		Intent to Proceed is Missing	1
		Mortgage not recorded	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
		Per Diem Interest Amount Test	1
		Prohibited Fees Test	1

		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		The file does not contain a complete copy of the Loan Estimate. Unable to fully test for TRID tolerance.	1
		TRID Consummation Date and Closing / Settlement Date Validation Test	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		TRID Initial Closing Disclosure Date and Date Creditor Received Application Validation Test	1
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
		TRID Post-Consummation Event Validation Test	1
		TRID Total of Payments Test	1
		Total Compliance Grade (A) Exceptions:	300
	B	Charges That Cannot Increase Test	17
		Reimbursement Amount Test	16
		Charges That In Total Cannot Increase More Than 10% Test	13
		Consummation or Reimbursement Date Validation Test	13
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	11
		Initial Closing Disclosure Delivery Date Test	5
		TRID Disclosure Delivery and Receipt Date Validation Test	5
		Per Diem Interest Amount Test	4
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3
		TRID Post-Consummation Reason for Redisclosure Validation Test	3
		Initial Loan Estimate Delivery Date Test (from application)	2
		Lender Credits That Cannot Decrease Test	2
		Prohibited Fees Test	2
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
		TRID Initial Closing Disclosure Date and Date Creditor Received Application Validation Test	2
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	2
		Notice of Special Flood Hazards is Missing	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		TRID "Section E. Taxes and Other Government Fees" Validation Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Total Compliance Grade (B) Exceptions:	106
Property	A	Third Party Valuation Product not Provided	858
		Third Party AVM to appraised value exceeds 10% allowable variance	294

	Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	146
	Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	140
	Origination Appraisal is Missing	17
	Third Party Valuation Product not Provided.	12
	Third party AVM Confidence Score is less than 80%	10
	Title Issues Present	10
	Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	7
	Third Party Desk Review variance to appraised value exceeds 10%	6
	Origination Appraisal is Partial	5
	Is Completion Certificate in file is No	2
	External Obsolescense Present Indicator is Yes	1
	Total Property Grade (A) Exceptions:	1508
B	Informational Only - Property Inspection Waiver used at origination.	11
	Third Party Desk Review variance to appraised value exceeds 10%	3
	External Obsolescense Present Indicator is Yes	1
	Total Property Grade (B) Exceptions:	15

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.